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Exhibit 10.2

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

        This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of June 25, 2009, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation ("Antero"), ANTERO RESOURCES MIDSTREAM CORPORATION, a Delaware corporation ("Antero Midstream"), ANTERO RESOURCES PICEANCE CORPORATION, a Delaware corporation ("Antero Piceance"), ANTERO RESOURCES PIPELINE CORPORATION, a Delaware corporation ("Antero Pipeline"), and ANTERO RESOURCES APPALACHIAN CORPORATION, a Delaware corporation ("Antero Appalachian" and, together with Antero, Antero Midstream, Antero Piceance and Antero Pipeline, each, a "Borrower" and collectively, the "Borrowers"), CERTAIN SUBSIDIARIES OF BORROWERS, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

        WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of January 14, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

        WHEREAS, the Administrative Agent, the Lenders and the Borrowers have agreed to amend the Credit Agreement to increase the Borrowing Base and for certain other purposes as provided herein, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement.    Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

        1.1    Additional Definitions.    The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

          "First Amendment Effective Date" means June 25, 2009.

          "Marcellus Acreage" means Oil and Gas Interests in the Appalachian Basin owned by any Credit Party and capable of producing Hydrocarbons from the Marcellus Shale.

          "Marcellus Shale" means a Middle Devonian-age black, low density, carbonaceous (organic rich) shale that occurs in the subsurface beneath much of Ohio, West Virginia, Pennsylvania and New York.

        1.2    Amended Definitions.    The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its respective entirety to read as follows:

          "Aggregate Commitment" means the amount equal to the lesser of (a) the Maximum Facility Amount and (b) the Borrowing Base then in effect, as such amount may be (i) reduced or increased from time to time as a result of changes in the Borrowing Base pursuant to Article III, and (ii) reduced from time to time as a result of changes in the Maximum Facility Amount pursuant to Section 2.02. Notwithstanding anything to the contrary contained herein or in any other Loan Document, effective as of the First Amendment Effective Date, the Aggregate Commitment shall be equal to $392,333,333.33; provided that if the Borrowing Base is reduced below the Aggregate Commitment in effect as of the First Amendment Effective Date, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.

          "Fee Letter" means that certain fee letter agreement, dated June 15, 2009, among the Borrowers, the Administrative Agent and the Arranger.

        1.3    Events of Default.    Article IX of the Credit Agreement shall be and it hereby is amended by (a) deleting the word "or" located at the end of clause (n) thereof, (b) adding the word "or" to the end of clause (o) thereof, and (c) adding a new clause (p) immediately following clause (o) to read as follows:

          (p)   the Borrowers fail to (i) receive cash equity contributions in an aggregate amount of at least $50,000,000, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, on terms and conditions satisfactory to the Administrative Agent and the Required Lenders during the period from the First Amendment Effective Date to but including August 31, 2009, and (ii) if cash equity contributions in such amount are not received during such period, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, on or before September 15 ,2009, such Mortgages as are necessary to grant, evidence and perfect Liens on at least fifty percent (50%) of the Assigned Value of the Marcellus Acreage.

        1.4    Waivers; Amendments.    Clause (b) of Section 11.02 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

          (b)   Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties and the Required Lenders or by the Credit Parties and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (1) amend or waive any of the conditions specified in Article V (provided that the Administrative Agent may in its discretion withdraw any request it has made under Section 5.01(n)), (2) increase the Borrowing Base without the written consent of each Lender, (3) increase the Applicable Percentage of any Lender or increase the Commitment of any Lender without the written consent of such Lender, (4) increase the Maximum Facility Amount without the written consent of each Lender, (5) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (6) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Aggregate Commitment, without the written consent of each Lender affected thereby, (7) change Section 2.18(b) or Section 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (8) release any Credit Party from its obligations under the Loan Documents or, except in connection with any sales, transfers, leases or other dispositions permitted in Section 7.05, release any of the Collateral without the written consent of each Lender, (9) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (10) amend Section 11.18 without the written consent of each Person affected thereby, or (11) amend this Section 11.02; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the

  case may be. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

        1.5    Amendment to Schedules.    Schedule 1.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.    Redetermined Borrowing Base.    This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrowers hereby acknowledge that effective as of the First Amendment Effective Date, the Borrowing Base is $400,000,000, and such redetermined Borrowing Base shall remain in effect until the next Redetermination of the Borrowing Base.

SECTION 3.    Reallocation of Commitments and Loans.    The Lenders have agreed among themselves to reallocate their respective Commitments and Administrative Agent and the Borrowers hereby consent to such reallocation. On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment. Any reallocation among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such Lenders had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. To the extent requested by any Lender in accordance with Section 2.16 of the Credit Agreement, the Borrowers shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrowers under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.

SECTION 4.    Conditions.    The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment, and the assignment and reallocations of the Commitments contained in Section 3 of this Amendment shall become effective upon the satisfaction of each of the conditions set forth in this Section 4.

        4.1    Execution and Delivery.    Each Credit Party, each Lender, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

        4.2    No Default.    No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

        4.3    Fees.    The Borrowers, the Administrative Agent and the Arranger shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and the Arranger shall have received the fees separately agreed upon in such fee letter.

        4.4    Other Documents.    The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5.    Representations and Warranties of Credit Parties.    To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

        5.1    Reaffirmation of Representations and Warranties/Further Assurances.    After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

        5.2    Corporate Authority; No Conflicts.    The execution, delivery and performance by each Credit Party (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party's corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

        5.3    Enforceability.    This Amendment constitutes the valid and binding obligation of the Borrowers and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

        5.4    No Default.    As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 6.    Miscellaneous.

        6.1    Reaffirmation of Loan Documents and Liens.    Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

        6.2    Parties in Interest.    All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        6.3    Legal Expenses.    Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

        6.4    Counterparts.    This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

        6.5    Complete Agreement.    THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        6.6    Headings.    The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

        6.7    Governing Law.    This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

        6.8    Loan Document.    This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.
Signature pages follow.]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWERS:
ANTERO RESOURCES CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES MIDSTREAM CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES PICEANCE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting
ANTERO RESOURCES PIPELINE CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting

SIGNATURE PAGE

ANTERO RESOURCES APPALACHIAN CORPORATION
By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Treasurer and Vice President, Administration and Accounting

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender,
By:	/s/ Ryan Fuessel
	Name:	Ryan Fuessel
	Title:	Senior Vice President

SIGNATURE PAGE

BANK OF SCOTLAND plc, as Co-Syndication Agent and a Lender,
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

SIGNATURE PAGE

BNP PARIBAS, as Co-Syndication Agent and a Lender,
By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

SIGNATURE PAGE

UNION BANK, N.A. (f/k/a UNION BANK OF CALIFORNIA, N.A.), as Documentation Agent and a Lender,
By:	/s/ Jarrod Bourgeois
	Name:	Jarrod Bourgeois
	Title:	Vice President

SIGNATURE PAGE

WELLS FARGO BANK, N.A., as a Lender,
By:	/s/ Oleg Kogan
	Name:	Oleg Kogan
	Title:	Vce President

SIGNATURE PAGE

FORTIS CAPITAL CORP., as a Lender,
By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Director
By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION, as a Lender,
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

SIGNATURE PAGE

COMERICA BANK, as a Lender,
By:	/s/ Matt Turner
	Name:	Matt Turner
	Title:	Corporate Banking Officer

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION, as a Lender,
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Assistant Vice President

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY, as a Lender,
By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

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  Exhibit 10.2
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
WITNESSETH